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                      MFS(R) High Yield Opportunities Fund

          Supplement to the Current Statement of Additional Information


     The percentage limitations listed in Section VII of the MFS High Yield Opportunities Fund's Statement of Additional Information, dated June 1, 2000, entitled Investment Techniques, Practices, Risks and Restrictions, is hereby amended and restated as follows:

     - Foreign Securities Exposure (including Emerging Markets) may not exceed 50% of the Fund's net assets.

     -    The Fund may invest up to 100% of net assets in Lower Rated Bonds.

     - Lending of Portfolio Securities may not exceed 30% of the Fund's net assets.

                  The date of this Supplement is July 28, 2000.